Exhibit 99.2

THE BANCORP INVESTOR PRESENTATION OCTOBER 2024

2 DISCLOSURES Statements in this presentation regarding The Bancorp, Inc.’s (“The Bancorp”) business , that are not historical facts, are “forward - looking statements.” These statements may be identified by the use of forward - looking terminology, including the words “intend,” “may,” “believe,” “will,” “expect,” “look,” “anticipate,” “plan,” “estimate,” “continue,” or similar words. Forward - looking statements include but are not limited to, statements regarding our annual fiscal 2024 results, profitability, and increased volumes, and relate to our current assumptions, projections, and expectations about our business and future events, including current expectations about important economic, political, and technological factors, among other factors, and are subject to risks and uncertainties, which could cause the actual results, events, or achievements to differ materially from those set forth in or implied by the forward - looking statements and related assumptions. Factors that could cause results to differ from those expressed in the forward - looking statements also include, but are not limited to, the risks and uncertainties referenced or described in The Bancorp’s filings with the Securities and Exchange Commission, including the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10 - K for the fiscal year ended December 31, 2023 and other documents that the Company files from time to time with the Securities and Exchange Commission. The Bancorp does not undertake any duty to publicly revise or update forward - looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law. This presentation contains information regarding financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), such as those identified in the Appendix. As a result, such information may not conform to SEC Regulations, including Regulation S - X, and may be adjusted and presented differently in filings with the SEC. Any non - GAAP financial measures used in this presentation are in addition to, and should not be considered superior to, or a substitute for, financial statements prepared in accordance with GAAP. Non - GAAP financial measures are subject to significant inherent limitations. The non - GAAP measures presented herein may not be comparable to similar non - GAAP measures presented by other companies. This presentation includes market, industry and economic data which was obtained from various publicly available sources and other sources believed by the Company to be true. Although the Company believes it to be reliable, the Company has not independently verified any of the data from third party sources referred to in this presentation or analyzed or verified the underlying reports relied upon or referred to by such sources, or ascertained the underlying economic and other assumptions relied upon by such sources. The Company believes that its market, industry, and economic data is accurate and that its estimates and assumptions are reasonable, but there can be no assurance as to the accuracy or completeness thereof. Past performance is not indicative nor a guarantee of future results. Copies of the documents filed by The Bancorp with the SEC are available free of charge from the website of the SEC at www.sec.gov as well as on The Bancorp’s website at www.thebancorp.com . FORWARD LOOKING STATEMENTS & OTHER DISCLOSURES

3 FINANCIAL PERFORMANCE DELIVERING STRONG FINANCIAL PERFORMANCE Q3 YTD 2024 2023 2022 2021 8% 31% 12% 13% REVENUE GROWTH 1 GROWTH 27% 26% 19% 18% ROE PROFITABILITY 2.8% 2.6% 1.8% 1.7% ROA 40% 41% 48% 53% EFFICIENCY RATIO 1 SCALABLE PLATFORM KEY FINANCIAL METRICS 1 Please see Appendix slide 31 for reconciliation of revenue growth over comparable prior year period and efficiency ratio. Increasing levels of profitability Platform delivering operating leverage Capitalized on interest rate environment SUSTAINED PERFORMANCE The Bancorp is continuing to deliver high quality financial performance

4 EARNINGS GUIDANCE DELIVERING STRONG FINANCIAL PERFORMANCE GUIDANCE Our preliminary 2025 guidance 1 is $5.25 per share as we maintain strong momentum across our platform 1 2024 guidance includes impact of share repurchases through Q3 and 2025 preliminary guidance excludes impact of 2025 share repurchases. Additionally, guidance assumes achievement of management’s strategic goals as described elsewhere in this presentation and other budgetary goals. $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 $5.50 2022 2023 2024 Guidance 2025 Preliminary Guidance EARNINGS PER SHARE $5.25 $2.27 $3.49 $4.35

5 THE BANCORP CORE BUSINESS MODEL FINTECH SOLUTIONS GENERATES NON - INTEREST INCOME AND ATTRACTS STABLE, LOWER - COST DEPOSITS DEPLOYED INTO ASSETS IN SPECIALIZED MARKETS THE BANCORP BUSINESS MODEL FINTECH SOLUTIONS Enabling fintech companies by providing card sponsorship, facilitating other payments activities and fintech lending COMMERCIAL LENDING Small business lending and commercial fleet leasing + INSTITUTIONAL BANKING Lending solutions for wealth management firms REAL ESTATE BRIDGE LENDING Focus on workforce housing in select markets PAYMENTS Market - leading payment activities generate stable, non - interest income and lower - cost deposits LENDING Niche lending in specialized categories and Fintech lending

6 FINTECH PARTNER BANK FINTECH LEADERSHIP PAYMENT NETWORKS FACILITATE payments between parties via the card networks. PROGRAM MANAGERS CLIENT FACING platforms deliver highly scalable banking solutions to customers with emphasis on customer acquisition and technology. REGULATORS OVERSIGHT of domestic banking and payments activities. PROCESSORS BACK - OFFICE support for program managers providing record keeping and core platform services. FINTECH ECOSYSTEM Enabling fintech companies by providing industry leading card issuing, payments facilitation and regulatory expertise to a diversified portfolio of clients

7 SPECIALIZED LENDING SPECIALIZED LENDING BUSINESS LINES LENDING BUSINESSES Core lending businesses are comprised of our specialized lending activities Institutional Banking $1.8B Emphasize core business lines and add related products and enter adjacent markets Remain positioned to capitalize on credit sponsorship opportunities Maintain balance sheet flexibility as we approach $10B in total assets Real Estate Bridge Lending $2.3B Small Business $1.0B Leasing $ 0.7B CORE LENDING BUSINESSES AS OF Q3 2024 TOTAL $ 6.1 B Established Operating Platform Scalable technology, operations and sales platforms across lending business to support sustained growth STRATEGIC OUTLOOK Consumer Fintech Lending $ 0.3B

8 2030 STRATEGY OUR 2030 STRATEGY OVERVIEW Our new 2030 strategy encompasses previous goals outlined in Vison 700 while adding new fintech opportunities Build on our strengths Create new opportunities Sustain revenue growth Enhance profitability Averting substantial event - risk Keeping the balance sheet under $10B Avoiding potential regulatory issues + + + + EVALUATION FRAMEWORK BEING MINDFUL OF: How can we build on our leading fintech partner bank model and specialized lending businesses?

2030 STRATEGY *Without competing with our partners 1 PROVIDE NEW FINTECH SERVICES 3 SUPPORT FINTECH LENDING 2 MONETIZE CORE COMPETENCIES Our 2030 plan comprises new opportunities identified across various strategic pathways: 1 Long term guidance assumes achievement of management’s long - term strategic plan as described elsewhere in this presentation, imp act of realized and expected interest rate movement, and other budgetary goals. TOTAL REVENUE >$1 Billion ROE >40% ROA >4.0% LEVERAGE > 10% LONG - TERM FINANCIAL TARGETS 1 • Niche program management • Embedded Finance • Regulatory services • Middle - office technologies • Diversified holdings across many programs with significant distribution of assets APEX 2030

FINTECH SOLUTIONS: DEPOSIT & FEE GENERATION

11

FINTECH SOLUTIONS: **FEE & DEPOSIT GENERATING ACTIVITIES**

ENABLING LEADING FINTECH COMPANIES

DEBIT PROGRAM MANAGERS (CHALLENGER BANKS)

PayPal chime

#6 Debit Issuing Bank 2023[2]

PREPAID/STORED VALUE PROGRAM MANAGERS

- Government
- Employer Benefits
- Corporate Disbursements
- Payroll
- Gift

#1 Prepaid Issuing Bank 2023[2]

The Bancorp

- Provides physical and virtual card issuing
- Maintains deposit balances on cards
- Facilitates payments into the card networks as the sponsoring bank
- Established risk and compliance function is highly scalable

23%

% TOTAL BANK REVENUE Q3 YTD 2024[1]

15%

GROSS DOLLAR VOLUME GROWTH Q3 2024 VS Q3 2023

[1]Includes non-interest income from prepaid and debit card issuance plus ACH, card and other payments processing fees, and consumer credit fintech fees.
[2]Nilson Report, April 2024.

© 2024 The Bancorp Bank, N.A.

12 FINTECH SOLUTIONS : ESTABLISHED OPERATING PLATFORM SCALABLE PLATFORM ESTABLISHED OPERATING PLATFORM • Infrastructure in place to support significant growth • Long - term relationships with multiple processors enable efficient onboarding • Continued technology investments without changes to expense base REGULATORY EXPERTISE • Financial Crimes Risk Management program with deep experience across payments ecosystem • Customized risk and compliance tools specific to the Fintech Industry OTHER PAYMENTS OFFERINGS • Rapid Funds instant payment transfer product • Potential to capitalize on credit - linked payments opportunities • Additional payments services include ACH processing for third parties INNOVATIVE SOLUTIONS Our platform supports a wide variety of strategic fintech partners through our established processor relationships, regulatory expertise, and suite of other payments products

13 FINTECH SOLUTIONS : STABLE, LOWER - COST DEPOSIT GENERATOR DEPOSIT GROWTH FROM FINTECH BUSINESS HIGHLIGHTS • Stable, lower - cost deposit base anchored by multi - year, contractual relationships in our Fintech Solutions business • Fintech Solutions growth driven by increased transactional volume due to electronic banking migration and the addition of new partners $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 2020 2021 2022 2023 Q3 2024 AVERAGE DEPOSITS BY PERIOD ($ BILLIONS) Fintech Solutions Group (Prepaid and Debit Card Issuance and other payments) Institutional Banking (checking and money market for higher net worth individuals) Other (Includes time deposits and other legacy deposit programs) 2.44% 2.32% 0.82% 0.10% 0.25% COST OF DEPOSITS $5.2 $5.7 $6.3 $6.4 $7.0

14 FINTECH SOLUTIONS : STABLE, LOWER - COST DEPOSIT GENERATOR STABLE DEPOSITS & SIGNIFICANT BALANCE SHEET LIQUIDITY STRONG POSITIONING Our deposit base is primarily comprised of granular, small balance, FDIC insured accounts and we maintain significant borrowing capacity on our credit lines ESTIMATED INSURED VS OTHER UNINSURED DEPOSITS September 30, 2024 93% Insured 3% Low balance accounts 4% Other uninsured 100% Total deposits SUMMARY OF CREDIT LINES AVAILABLE September 30, 2024 (Dollars in millions) 1,974 $ Federal Reserve Bank 1,107 Federal Home Loan Bank 3,081 $ Total lines of credit available 93% INSURED DEPOSITS Primarily consist of low balance accounts

LOANS, LEASES & SUPPORTING COLLATERAL

16 LOANS & LEASES STRATEGIC OUTLOOK Optimize balance sheet and r emain positioned to capitalize on credit sponsorship opportunities KEY CONSIDERATIONS FOR LENDING GROWTH MANAGE CREDIT RISK TO DESIRED LEVELS OPTIMIZE NET INTEREST MARGIN AND MONITOR INTEREST RATE SENSITIVITY MANAGE REAL ESTATE EXPOSURE TO CAPITAL LEVELS MAINTAIN FLEXIBILITY AS WE APPROACH $10B TOTAL ASSETS Building an asset mix that drives earnings and profitability while maintaining desired credit and interest rate risk characteristics

17 LOANS & LEASES LOAN PORTFOLIO OVERVIEW % OF TOTAL PORTFOLIO 09/30/2024 PRINCIPAL BALANCE ($ MILLIONS) BALANCE SHEET CATEGORY BUSINESS LINE 37% $ 2,303 Multifamily - commercial real estate (A) Real Estate Bridge Lending <1% 27 Hospitality - commercial real estate <1% 12 Retail - commercial real estate <1% 9 Other 38% 2,351 Total 16% 989 Securities - backed lines of credit (SBLOC) ( B) Institutional Banking 9% 554 Insurance - backed lines of credit (IBLOC) (C) 4% 249 Advisor Financing 29% 1,792 Total 6% 392 U.S. government guaranteed portion of SBA loans ( D) Small Business Lending <1% 2 Pay check Protection Program loans (PPP) ( D) 6% 349 Commercial mortgage SBA ( E) 2% 114 Non - guaranteed portion of U.S. govn’t guaranteed 7(a) loans 1% 73 Non - SBA small business loans <1% 10 Construction SBA <1% 28 Other 16% 968 Total 12% 712 Leasing ( F) Commercial Fleet Leasing 5% 280 Consumer fintech ( G) Fintech Solutions Group <1% 46 Other Other 100% $ 6,149 Total principal LOAN COLLATERAL VALUES SUPPORTED BY: A. Comprised of workforce apartment buildings in carefully selected areas B. SBLOC loans are backed by marketable securities with nominal credit losses C. IBLOC loans are backed by the cash value of life insurance policies with nominal credit losses D. Portion of small business loans fully guaranteed by the U.S. government E. 50% - 60% loan to value ratios at origination F. Recourse to vehicles G. Consists of secured credit cards & other short term extensions of credit

The Bancorp 18

LOANS & LEASES: **REAL ESTATE BRIDGE LENDING**

COMMERCIAL REAL ESTATE BRIDGE LENDING

Real Estate Bridge Lending

BUSINESS **OVERVIEW:**

- Resumed floating rate bridge lending business in Q3 2021
- Lending focus on workforce apartment buildings in carefully selected markets

COMMERCIAL REAL ESTATE LOANS BY TYPE ($MILLIONS)
09/30/2024

TYPE	# LOANS	BALANCE	ORIGINATION DATE LTV[1]	WEIGHTED AVG INTEREST RATE	% TOTAL
Multifamily (apartments)	179	$ 2,303	70%	9.1%	98%
Hospitality (hotels and lodging)	2	27	65%	9.8%	1%
Retail	2	12	72%	8.2%	<1%
Other	2	9	72%	5.0%	<1%
Total	**185**	**$ 2,351**	**70%**	**9.1%**	**100%**

$2.3B LOANS ORIGINATED SINCE Q3 2021 RESUMPTION (ALL APARTMENT BUILDINGS)

PORTFOLIO ATTRIBUTES

- Vast majority of loans are apartment buildings including all the top 30 exposures
- Loans originated prior to Q3 2021 will continue to be accounted for at fair value
- Loans originated in 2021 and after will be held for investment and use the Current Expected Credit Loss (CECL) methodology

[1]In addition to "as is" origination date appraisals, on which the weighted average origination date LTVs are based, third party appraisers also estimated "as stabilized" values, which represents additional potential collateral value as rehabilitation progresses, and units are released at stabilized rental rates, may provide even greater protection.

© 2024 The Bancorp Bank, N.A.

19 LOANS & LEASES: INSTITUTIONAL BANKING INSTITUTIONAL BANKING BUSINESS OVERVIEW: • Automated loan application platform, Talea, provides industry - leading speed and delivery • Securities - backed lines of credit provide fast and flexible liquidity for investment portfolios • Insurance - backed lines of credit provide fast and flexible borrowing against the cash value of life insurance • Advisor Finance product provides capital to transitioning financial advisors to facilitate M&A, debt restructuring, and the development of succession plans • Deposit accounts for wealth management clients • Nominal historical credit losses STRATEGIC OUTLOOK: • Regain momentum across SBLOC, IBLOC and Advisor Finance products • Evaluate new lending opportunities in adjacent markets • Market dynamics support business model: − Advisors shifting from large broker/dealers to independent platforms − Sector shift to fee - based accounts − Emergence of new wealth management providers LENDING AND BANKING SERVICES FOR WEALTH MANAGERS The Bancorp’s business model allows us to build banking solutions to “spec” without competing directly with our partner firms. We do not have any associated asset managers, proprietary advisory programs, or related programs. Our singular focus is to help our partner firms stay competitive in the marketplace and to grow and retain assets ALWAYS A PARTNER, NEVER A COMPETITOR $ 1.8 B Q3 2024 PORTFOLIO SIZE 6.9% 09/30/2024 EST. YIELD

20 LOANS & LEASES: INSTITUTIONAL BANKING LOAN PORTFOLIO PRIMARILY COMPRISED OF SECURITIES & CASH VALUE LIFE INSURANCE LENDING % OF PORTFOLIO PRINCIPAL BALANCE LOAN TYPE 55% $ 989 Securities - backed lines of credit (SBLOC) 31% 554 Insurance - backed lines of credit (IBLOC) 14% 249 Advisor Financing 100% $ 1,792 Total INSTITUTIONAL BANKING LOANS ($MILLIONS) 09/30/2024 % PRINCIPAL TO COLLATERAL PRINCIPAL BALANCE 41% $ 9 84% 8 62% 8 63% 8 44% 7 57% 5 65% 5 58% 5 56% 5 43% 5 58% $ 65 Total TOP 10 SBLOC LOANS ($MILLIONS) 09/30/2024 SECURITIES - BACKED LINES OF CREDIT • Nominal historical credit losses • Underwriting standards of generally 50% to equities and 80% or more to fixed income securities INSURANCE - BACKED LINES OF CREDIT • Nominal historical credit losses • Loans backed by the cash value of insurance policies PORTFOLIO ATTRIBUTES

The Bancorp
21
LOANS & LEASES: **SMALL BUSINESS LENDING**

SMALL BUSINESS LENDING

SBA AND OTHER SMALL BUSINESS LENDING

BUSINESS OVERVIEW:

- Established a distinct platform within the fragmented SBA market
  - National portfolio approach allows pricing and client flexibility
  - Solid credit performance demonstrated over time
  - Client segment strategy tailored by market

STRATEGIC OUTLOOK:

- Continue delivering growth within existing small business lending platform while entering new verticals and growing the SBAlliance®
- SBAlliance® program provides lending support to banks and financial institutions who need SBA lending capabilities through products such as:
  - Wholesale loan purchases
  - Vertical focus with expansion of funeral home lending program

$968B
Q3 2024 PORTFOLIO SIZE

7.5%
09/30/2024 EST. YIELD

~$800K
AVERAGE 7(a) LOAN SIZE

© 2024 The Bancorp Bank, N.A.

The Bancorp

22

LOANS & LEASES: STRONG COLLATERAL & GOVERNMENT GUARANTEES

SMALL BUSINESS LENDING

SMALL BUSINESS LOANS BY TYPE[1] ($MILLIONS)

09/30/2024

TYPE	SBL COMMERCIAL MORTGAGE	SBL CONSTRUCTION	SBL NON-REAL ESTATE	TOTAL
Hotels (except casino hotels) and motels	$ 88	$ -	$ -	$ 88
Funeral homes and funeral services	20	-	28	48
Full-service restaurants	29	2	2	33
Child day care services	23	1	1	25
Car washes	16	4	-	20
General line grocery merchant wholesalers	17	-	-	17
Homes for the elderly	16	-	-	16
Outpatient mental health and substance abuse centers	15	-	-	15
Gasoline stations with convenience stores	14	-	-	14
Fitness and recreational sports centers	8	-	2	10
Nursing care facilities	9	-	-	9
Lawyer's office	9	-	-	9
Limited-service restaurants	4	1	3	8
Caterers	7	-	-	7
Other	189	8	30	227
Total	**$ 464**	**$ 16**	**$ 66**	**$ 546**

SMALL BUSINESS LOANS BY STATE[1] ($MILLIONS)

09/30/2024

STATE	SBL COMMERCIAL MORTGAGE	SBL CONSTRUCTION	SBL NON-REAL ESTATE	TOTAL
California	$ 126	$ 3	$ 5	$ 134
Florida	76	5	4	85
North Carolina	45	1	5	51
New York	32	-	2	34
Pennsylvania	20	-	13	33
Texas	21	3	6	30
New Jersey	21	-	7	28
Georgia	25	2	1	28
Other States	98	2	23	123
Total	**$ 464**	**$ 16**	**$ 66**	**$ 546**

PORTFOLIO ATTRIBUTES

TYPE DISTRIBUTION

- Diverse product mix
- Commercial mortgage and construction are generally originated with 50%-60% LTV's

GEOGRAPHIC DISTRIBUTION

- Diverse geographic mix
- Largest concentration in California representing 24% of total

[1]Excludes the government guaranteed portion of SBA 7(a) loans and PPP loans.

© 2024 The Bancorp Bank, N.A.

The Bancorp
23
LOANS & LEASES: **COMMERCIAL FLEET LEASING**

COMMERCIAL FLEET LEASING

FLEET LEASING SOLUTIONS

BUSINESS **OVERVIEW:**

- Niche provider of vehicle leasing solutions
  - Focus on smaller fleets (less than 150 vehicles)
  - Direct lessor (The Bancorp Bank, N.A. sources opportunities directly and provides value-add services such as outfitting police cars)
  - Historical acquisitions of small leasing companies have contributed to growth
- Mix of commercial (~85%), government agencies and educational institutions (~15%)

STRATEGIC OUTLOOK:

- Continue enhancing platform and growing balances
  - Enhanced sales process and support functions
  - Pursuing technology enhancements to scale business with efficiency
- Constantly evaluating organic and inorganic growth opportunities in the vehicle space

$712M
Q3 2024 PORTFOLIO SIZE

8.1%
09/30/2024 EST. YIELD

© 2024 The Bancorp Bank, N.A.

24 LOANS & LEASES: COMMERCIAL FLEET LEASING PORTFOLIO COMMERCIAL FLEET LEASING • Largest concentration is construction and government sectors • Of the $712M total portfolio, $648M are vehicle leases with the remaining $64M comprised of equipment leases PORTFOLIO ATTRIBUTES TOTAL BALANCE TYPE 18% $ 131 Government agencies and public institutions 16% 112 Construction 14% 97 Waste management and remediation services 12% 86 Real estate and rental and leasing 4% 29 Health care and social assistance 3% 22 Other services (except public administration) 3% 22 Professional, scientific, and technical services 3% 21 General freight trucking 2% 14 Finance and insurance 2% 13 Transit and other transportation 1% 10 Wholesale trade 1% 7 Educational services 21% 148 Other and non - classified 100% $ 712 Total DIRECT LEASE FINANCING BY STATE ($MILLIONS) 09/30/2024 TOTAL BALANCE STATE 15% $ 108 Florida 10% 70 New York 8% 58 Utah 7% 49 California 6% 45 Connecticut 6% 42 Pennsylvania 6% 39 New Jersey 5% 36 North Carolina 5% 36 Maryland 4% 26 Texas 3% 19 Idaho 2% 16 Washington 2% 14 Ohio 2% 14 Georgia 2% 13 Alabama 17% 127 Other states 100% $ 712 Total DIRECT LEASE FINANCING BY TYPE ($MILLIONS) 09/30/2024

FINANCIAL REVIEW

26 FINANCIAL REVIEW: EARNINGS AND PROFITABILITY REVENUE GROWTH HAS SIGNIFICANTLY EXCEEDED EXPENSE GROWTH 1 Revenue includes net interest income and non - interest income. Please see Appendix slide 31. 2 Non - interest income as percentage of average assets ranks in top 11% of the uniform bank performance report peer group through Q 2 2024. $0 $25 $50 $75 $100 $125 $150 $175 $200 $225 2021 2022 2023 Q3 YTD 2023 Q3 YTD 2024 NON - INTEREST EXPENSE $ Millions $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2021 2022 2023 Q3 YTD 2023 Q3 YTD 2024 REVENUE 1 $ Millions HIGHLIGHTS • Net interest income growth driven by increased NIM from heightened interest rate environment • Greater ratio of non - interest income to total assets compared to peers 2

27 FINANCIAL REVIEW: LOAN LOSS RESERVE ALLOWANCE FOR CREDIT LOSSES PRIMARILY REFLECTS OUR CHARGE - OFF HISTORY 1 Please see Appendix slide 32 for GAAP to Non - GAAP reconciliation of adjusted allowance for credit losses to GAAP allowance for c redit losses as % of adjusted loan balance (excluding SBLOC & IBLOC). HIGHLIGHTS • Nominal charge - offs for REBL, SBLOC, & IBLOC • SBA 7(a) loans are ~75% U.S. government guaranteed • SBA 504 loans have 50% - 60% loan to value ratios at origination $0 $5 $10 $15 $20 $25 $30 $35 2020 2021 2022 2023 Q3 2024 ALLOWANCE FOR CREDIT LOSSES ($MILLIONS) Small Business HELOC/Consumer/Other SBLOC/IBLOC/Advisor Financing 0.5% 0.5% 0.4% 0.5% 0.6% Allowance for credit losses as % of loan balance 0.7% 0.7% 0.7% 0.9% 1.4% Adjusted allowance for credit losses as % of loan balance (excluding SBLOC & IBLOC) 1 Leasing Real Estate Bridge Lending

28 FINANCIAL REVIEW: HISTORICAL CAPITAL POSITION CAPITAL POSITION HIGHLIGHTS • Completed $200M common stock repurchase Q3 YTD • Planned common stock repurchase of $150M in 2025 • Corporate governance requires periodic assessment of capital minimums • Capital planning includes stress testing for unexpected conditions and events 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 2021 2022 2023 Q3 2024 5.0% 10.9% 12.4% 10.7% 10.9% Tier 1 Leverage Ratio 8% 15% 17% 15% 15% Tier 1 Risk - based Capital Ratio (RBC) 1 10% 16% 18% 15% 16% Total Risk - based Capital Ratio Tier 1 RBC Ratio Total RBC Ratio Tier 1 Leverage Ratio THE BANCORP BANK, N.A. CAPITAL RATIOS Well - capitalized minimum 1 Common Equity Tier 1 to risk weighted assets is identical to Tier 1 risk - based ratio and has a 6.5% well capitalized minimum. 2 Common stock repurchase may be modified without notice at any time.

29 HISTORICAL PERFORMANCE AND LONG - TERM TARGETS FINANCIAL REVIEW: EARNINGS AND PROFITABILITY LONG - TERM TARGETS Q3 YTD 2024 2023 2022 2021 PERFORMANCE METRICS >40% 26.6% 25.6% 19.3% 17.9% ROE > 4.0% 2.8% 2.59% 1.81% 1.68% ROA $3.15 $3.49 $2.27 $1.88 EPS >10% 10.9% 12.4% 10.7% 10.9% Bancorp Bank, N.A. Leverage Ratio <$10B $8.1B $7.7B $7.9B $6.8B Total Assets 40% 41% 48% 53% Efficiency Ratio 1 1 Please see Appendix slide 31 for calculation of efficiency ratio. Decreases in the efficiency ratio indicate greater efficien cy, i.e., lower expenses vs higher revenue.

APPENDIX

31 GAAP REVENUE & EFFICIENCY RATIO CALCULATIONS APPENDIX ($ millions) Q3 YTD 2024 Q3 YTD 2023 2023 2022 2021 The Bancorp $ 281,945 $ 261,893 $ 354,052 $ 248,841 $ 210,876 Net interest income 92,212 85,105 112,094 105,683 104,749 Non - interest income 374,157 346,998 466,146 354,524 315,625 Total revenue 8% 31% 12% 13% Growth (Current period over previous period) $ 151,413 $ 145,432 $ 191,042 $ 169,502 $ 168,350 Non - interest expense 40% 42% 41% 48% 53% Efficiency Ratio 1 Payments non - interest income (Fintech Solutions business line) $ 9,856 $ 7,153 $ 9,822 $ 8,935 $ 7,526 ACH, card, and other payment processing fees 72,948 67,013 89,417 77,236 74,654 Prepaid, debit card, and related fees 1,740 - - - - Consumer credit fintech fees $ 84,544 $ 74,166 $ 99,239 $ 86,171 $ 82,180 Total payments (Fintech Solutions) non - interest income 23% 21% % of Total revenue 1 The efficiency ratio is calculated by dividing GAAP total non - interest expense by the total of GAAP net interest income and non - interest income. This ratio compares revenues generated with the amount of expense required to generate such revenues and may be used as one measure of overall efficiency.

32 RECONCILIATION OF NON - GAAP FINANCIAL METRICS TO GAAP APPENDIX ($ millions) Q3 2024 2023 2022 2021 2020 $ 31,004 $ 27,378 $ 22,374 $ 17,806 $ 16,082 Allowance for credit losses on loans and leases GAAP 772 814 1,167 964 775 Allowance for credit losses on SBLOC & IBLOC 30,232 26,564 21,207 16,842 15,307 Adjusted allowance for credit losses excluding SBLOC & IBLOC 5,906,616 5,361,139 5,486,853 3,747,224 2,652,323 Total loans and leases GAAP 1,543,215 1,627,285 2,332,469 1,929,581 1,550,086 SBLOC & IBLOC $ 4,363,401 $ 3,733,854 $ 3,154,384 $ 1,817,643 $ 1,102,237 Adjusted total loans and leases excluding SBLOC & IBLOC 0.5% 0.5% 0.4% 0.5% 0.6% Allowance for credit losses as % of total loans and leases balance GAAP 0.7% 0.7% 0.7% 0.9% 1.4% Adjusted allowance for credit losses as % of adjusted total loans and leases balance 1 1 Management excludes SBLOC and IBLOC in certain of its internal analysis, due to the nature of the related loan collateral. S BLO C are collateralized by marketable securities, with loan to values based upon guideline percentages which vary based upon security type. IBLOC are collateralized by the ca sh value of life insurance.